SUPPLEMENT DATED OCTOBER 12, 2012
TO SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Integrity Fund of Funds, Inc. (the "Fund")
Summary Prospectus dated May 7, 2012
Prospectus and SAI dated May 1, 2012

On September 28, 2012, the Board of Directors of Integrity Fund of Funds, Inc. (the "Board") concluded that due to the low asset level, and challenges in marketing the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund, and redeem all outstanding shares, on or about December 21, 2012 (the "Termination Date").

Effective October 12, 2012, the Fund may no longer pursue its stated investment objectives. The Fund will begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Shares of the Fund are otherwise not available for purchase as of October 12, 2012.

You may redeem or exchange your shares, including reinvested distributions, prior to the Termination Date, and you will not be subject to the Fund's contingent deferred sales charge. Additionally, if you are exchanging into a different Integrity Viking Fund you will not have to pay any initial sales charge. Please see that fund's prospectus for information including risks and annual fund operating expenses. Any shareholders who have not redeemed or exchanged their shares of the Fund prior to the Termination Date will have their shares automatically redeemed as of that date, and proceeds will be sent to the address of record. If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund's Shareholder Services Department at (800) 601-5593.

A redemption or exchange is generally subject to tax on any taxable gain. Please refer to the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE